UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 10, 2005
                                                          ---------------

                              XETHANOL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                000-50154                               84-1169517
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         (Commission File Number)           (IRS Employer Identification No.)

       1185 AVENUE OF THE AMERICAS
           NEW YORK, NEW YORK                                     10036
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (646) 723-4000
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              (Registrant's Telephone Number, Including Area Code)

                           Zen Pottery Equipment, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      (d) On August 10, 2005, Marc S. Goodman was elected to our Board of Directors, effective immediately.

      Mr. Goodman co-founded the Kenmar group of companies in 1983. Kenmar is a fund of funds manager specializing in alternative investments. Mr. Goodman previously worked for Pasternak, Baum and Co., Inc, and international cash commodity firm from 1973 through 1983, including serving as a Vice President and Director from 1981 through 1983. While at Pasternak, Baum, Mr. Goodman was largely responsible for business development outside of the United States, for investment of its corporate retirement funds, and for selection of trading personnel in the Vegetable Oil Division. Mr. Goodman also created and developed Pasternak, Baum's Lauric Oils Department. Mr. Goodman has conducted extensive business in South America, Europe, and the Far East; he has been a merchandiser of all major vegetable oils and their by-products, and of various other commodities such as sunflower seeds, frozen poultry, pulses, and potatoes.

      Mr. Goodman graduated from the Bernard M. Baruch School of Business of the City University of New York with a B.B.A. in 1969 and an M.B.A. in 1971 in Finance and Investments. He was awarded an Economics and Finance Department Fellowship from September 1969 through June 1971. Mr. Goodman is a member of the American Arbitration Association; while at Pasternak, Baum, he was a member of the National Institute of Oilseeds Products and the American Fats and Oils Association (including its Export Rules Committee).

      Mr. Goodman will serve as Chairman of the Compensation Committee of the Board of Directors.

      Mr. Goodman has not engaged in a related party transaction with us during the last two years.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       XETHANOL CORPORATION


Date:  August 31, 2005                   By: /s/ Christopher d'Arnaud-Taylor
                                            ---------------------------------
                                            Christopher d'Arnaud-Taylor
                                            Chairman and Chief Executive Officer